BYLAWS
OF
STWC HOLDINGS, INC.
As adopted on August 20, 2019

ARTICLE I
OFFICES AND RECORDS

    Section 1.1. PRINCIPAL AND OTHER OFFICES. The principal office of the corporation shall be located at any place either within or outside the state of Colorado as designated in the corporation’s most current Annual Report filed with the Colorado Secretary of State. The corporation may have such other offices, either within or without the State of Colorado as the board of directors may designate or as the business of the corporation may require from time to time.

    Section 1.2. REGISTERED AGENT. The registered agent’s name and address of the Corporation shall be as set forth in the Corporation’s Articles of Incorporation. The Board of Directors may at any time change the registered agent and office by making the appropriate filing with the Secretary of State.

    Section 1.3. BOOKS AND RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into readable form within a reasonable time. The Corporation shall so convert any records so kept upon the written request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II
SHAREHOLDERS

    Section 2.1. PLACE OF MEETING. Meetings of the shareholders shall be held either at the principal office of the Corporation or at any other place, either within or without the State of Colorado, fixed by the Board of Directors and designated in the notice of the meeting or executed waiver of notice. The Board of Directors may determine, in its discretion, that any meeting of the shareholders may be held solely by means of telecommunication in accordance with Section 2.2 of these Bylaws, without designating a place for a physical assembly of shareholders.

Section 2.2. MEETINGS OF SHAREHOLDERS BY TELECOMMUNICATION. The Board of Directors may authorize shareholders to participate in a meeting of shareholders by means of telecommunication, subject to the conditions imposed by applicable law and any guidelines and procedures adopted by the Board of Directors. At any meeting in which shareholders can participate by means of telecommunication, the Corporation shall implement reasonable measures to:

(a) verify that each person participating by such means is a shareholder or a shareholder’s proxy; and
(b) provide such shareholders and proxies a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting, substantially concurrently with such proceedings.

    Section 2.3. ANNUAL MEETING. An annual meeting of shareholders, for the purpose of electing directors and transacting any other business as may be brought before the meeting, shall be held within 180 days after the close of the Corporation’s fiscal year at a time and date as determined by the Board of Directors.

Failure to hold the annual meeting at the designated time shall not affect the validity of any action taken by the Corporation nor result in the dissolution of the Corporation. If the Board of Directors fails to call the annual meeting, any shareholder may make a demand in writing to any officer of the Corporation that an annual meeting be held.

    Section 2.4. SPECIAL SHAREHOLDERS’ MEETINGS. Special meetings of the shareholders may be called by:

(a)	the CEO
(b)	the President
(c)	the Chairman of the Board of Directors
(d)	the Board of Directors
(e)	the holders of at least ten percent (10%) of all the shares entitled to vote at the proposed special meeting

If not otherwise fixed under Section 2.6 of these Bylaws or by court order, the record date for determining shareholders entitled to call a special meeting is the date the first shareholder signs the demand or other writing calling for a special meeting.

Only business within the purpose or purposes described in the notice may be conducted at a special meeting of the shareholders.

        Section 2.5. RECORD DATE FOR SHAREHOLDER ACTION. For the purpose of determining shareholders entitled to notice of or to vote at any regular or special meeting of shareholders or any adjournment thereof, the record date shall be:

(a) the date specified by the Board of Directors in the notice of the meeting;
(b) the close of business on the day before the notice of the meeting is mailed to shareholders, if no date is specified by the Board of Directors; or
(c) the date set by the law applying to the type of action to be taken for which a record date must be set, if no notice of meeting is mailed to shareholders.

Any record date fixed hereunder may not be more than seventy (70) days before the meeting or action requiring a determination of the shareholders.

In the case of action by written consent of the shareholders without a meeting, the record date shall be the date that the Corporation first receives a writing upon which action is taken.

A determination of shareholders entitled to notice of or to vote at a shareholders’ meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date that is more than one hundred and twenty (120) days after the date fixed for the original meeting.

    Section 2.6. NOTICE OF SHAREHOLDERS’ MEETING. Written or printed notice of any annual or special meeting of shareholders shall be given to any shareholder entitled to notice not less than ten (10) days nor more than sixty (60) days before the date of the meeting, except that if the number of authorized shares is to be increased, at least thirty (30) days’ notice must be given. In addition to any other information required by the Colorado Business Corporation Act (the “BCA”), such notice shall state:

(a) the time and date of the meeting;
(b) the place of the meeting, if any;
(c) the means of any telecommunication authorized by the Board of Directors by which shareholders may be considered present and may vote at the meeting;
(d) if not made available at the corporation’s principal office, the place where the shareholders’ list for meeting prepared under Section 2.7 of these Bylaws is available for inspection by    shareholders; and
(e) the purpose or purposes for which the meeting is called if (i) the meeting is a special meeting or (ii) notice of the meeting’s purpose is required by the BCA.

The corporation shall give notice to each shareholder entitled to notice (x) in person, (y) by facsimile transmission or email; or (z) by mail or private carrier.

Any person entitled to notice of a shareholders’ meeting may sign a written waiver of notice either before or after the time of the meeting. The participation or attendance at a shareholders’ meeting of a person entitled to notice constitutes waiver of notice, except where the person attends for the specific purpose of objecting on the ground that the meeting is not lawfully called or convened.

    Section 2.7. SHAREHOLDERS’ LIST FOR MEETING. Before each shareholders’ meeting, the Secretary or other officer or agent having charge of the stock transfer records for shares of the Corporation shall prepare a complete record of the shareholders entitled to be given notice of the meeting. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be alphabetical within each class or series, and shall show the address of, and the number of shares of each such class and series that are held by, each shareholder.

The list shall be available for inspection by any shareholder beginning the earlier of ten (10) days before the meeting for which the list was prepared or two (2) business days after the notice of the meeting is given and continuing through the meeting, and any adjournment of the meeting during regular corporate hours at the principal office of the Corporation or a place in the city in which the meeting will be held as identified in the meeting notice. The list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the entire meeting, and any adjournment thereafter.

If any shareholders are participating in the meeting by means of telecommunication, the list shall be open to examination by the shareholders for the duration of the meeting on a reasonably accessible electronic network, and the information required to access the list shall be provided to shareholders with the notice of the meeting.

    Section 2.8. QUORUM OF SHAREHOLDERS. At each meeting of shareholders for the transaction of any business, a quorum must be present to organize such meeting. A quorum shall be present for action on any matter at a shareholder meeting if a majority of the votes entitled to be cast on the matter by a voting group are represented in person, by the use of telecommunication, or by proxy.

Unless otherwise required by law, the Articles of Incorporation or these Bylaws, once a quorum is present at a meeting of shareholders, the shareholders represented in person or by proxy at the meeting may conduct any business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any shareholder or the refusal of any shareholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting. In no event shall quorum consist of less than one-third of the votes entitled to be cast on the matter by a voting group.

The shareholders represented in person, by the use of telecommunication, or by proxy at a meeting of shareholders at which a quorum is not present may adjourn the meeting until a time and place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at that meeting. At such adjourned meeting at which the requisite amount of voting shares shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

    Section 2.9. CONDUCT OF MEETINGS. The Board of Directors may adopt by resolution rules and regulations for the conduct of meetings of the shareholders, as it deems appropriate. At every meeting of the shareholders, the President, or in their absence or inability to act, a director or officer designated by the Board of Directors, shall serve as the presiding officer of the meeting. The Secretary or, in their absence or inability to act, the person whom the presiding officer of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

The presiding officer shall determine the order of business and, in the absence of a rule adopted by the Board of Directors, shall establish rules for the conduct of the meeting. The presiding officer shall announce the close of the polls for each matter voted upon at the meeting, after which not ballots, proxies, votes, changes, or revocations will be accepted. Polls for all matters before the meeting will be deemed to be closed upon final adjournment of the meeting.

    Section 2.10. VOTING OF SHARES. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the Articles of Incorporation provide for more or less than one vote per share or limits or denies voting rights to the holders of the shares of any class or series.

If a quorum of a voting group exists, favorable action on a matter, other than the election of directors, will be approved by a voting group if the votes cast within the group favoring the action exceed the votes cast opposing the action, unless a greater or lesser number of votes is required by law or a greater number of votes is required by the Articles of Incorporation, these Bylaws, or a resolution of the Board of Directors requiring receipt of a greater affirmative vote of the shareholders, including more separate voting groups.

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. In the election of directors, each outstanding share, regardless of class, is entitled to one vote for as many persons as there are directors to be elected at that time and for whose election the shareholder has a right to vote, unless the Articles of Incorporation provide otherwise.

The Articles of Incorporation prohibit shareholders from cumulating their votes in the election of directors of the Corporation.

    Section 2.11. VOTING BY PROXY OR NOMINEE. A shareholder may vote either in person or by proxy or proxies appointed in writing signed by the shareholder or their attorney-in-fact. An appointment form sufficient to appoint a proxy includes any transmission that creates a record capable of authentication, including, but not limited to, a telegram, teletype, electronic mail, or other electronic transmission, providing a written statement for the appointment of the proxy, from which it can be determined that the shareholder transmitted or authorized the transmission for the appointment. An appointment of a proxy is effective when received by the Secretary or other officer or agent authorized by the Corporation to tabulate votes before the proxy exercises the proxy’s authority under the appointment.

No proxy shall be valid after 11 months from the date of its execution unless otherwise provided in the proxy. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable, and the proxy is coupled with an interest. An irrevocable proxy is revoked when the interest with which it is coupled is extinguished, but such revocation does not affect the right of the Corporation to accept the proxy’s authority unless the Secretary (or other officer or agent authorized by the Corporation to tabulate votes), before the proxy exercises the proxy’s authority under the appointment, received notice (a) that the appointment was coupled with that interest and that the interest is extinguished, or (b) of the revocation of the appointment.

A person holding shares in a representative or fiduciary capacity may vote such shares without a transfer of such shares into such person’s name. However, subject to Section 6.4 of these Bylaws, the Corporation may (a) request that the person provide evidence of this capacity acceptable to the Corporation or (b) establish a procedure by which the beneficial owner of shares that are registered in the name of a nominee is recognized by the Corporation as the shareholder.

    Section 2.12. ACTION BY SHAREHOLDERS WITHOUT A MEETING. Except as prohibited by the BCA or the Articles of Incorporation, any action required or permitted to be taken at a meeting of the shareholders, other than the election of directors, may be taken without a meeting upon the written consent of the shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize such action at a meeting at which all shareholders entitled to vote thereon were present and voting. Shareholders may send written consent to the corporation by electronic means (for example, facsimile or email) so long as the corporation receives a complete copy, including signature. The consents shall be filed with the Secretary of the Corporation for inclusion with the records of meetings of the Corporation. The Corporation shall provide notice to all non-consenting shareholders as required by the BCA.

ARTICLE III
DIRECTORS

    Section 3.1. BOARD OF DIRECTORS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors, except for such powers expressly conferred upon or reserved to the shareholders, and subject to any limitations set forth by law, by the Articles of Incorporation or by these Bylaws.

Directors need not be residents of the State of Colorado or shareholders of the Corporation.

    Section 3.2. NUMBER OF DIRECTORS. The number of directors shall be at least one and not more than seven, provided that the minimum or maximum number or both may be increased or decreased from time to time by an amendment to these Bylaws. Subject to any provision in the Articles of Incorporation fixing the number of directors, the exact number of directors shall be fixed, within such range, by a majority of the entire Board of Directors.

No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

    Section 3.3. TERM OF OFFICE. At the first annual meeting of shareholders and at each annual meeting thereafter, the holders of shares entitled to vote in the election of directors shall elect directors to hold office until the next succeeding annual meeting, the director’s successor has been selected and qualified, or the director’s earlier death, resignation or removal. The term of a director elected by the board of directors to fill a vacancy expires at the next shareholders’ meeting at which directors are elected.

    Section 3.4. REMOVAL. Any or all of the directors may be removed at any time, with or without cause, only if the number of votes cast in favor of removal exceeds the number of votes cast against removal by a vote of the holders of the shares then entitled to vote at an election of the director or directors, at any meeting of shareholders called expressly for that purpose. The meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director(s). A director elected by a voting group of shareholders may only be removed by that voting group.

    Section 3.5. RESIGNATION. A director may resign at any time by giving notice in writing or by electronic transmission to the Corporation. A resignation is effective when the notice is received by the Corporation unless the notice specifies a future date. Acceptance of the resignation shall not be required to make the resignation effective. The pending vacancy may be filled in accordance with Section 3.6 of these Bylaws before the effective date, but the successor shall not take office until the effective date.

    Section 3.6. VACANCIES. Vacancies and newly created directorships, whether resulting from an increase in the size of the board of directors or due to the death, resignation, disqualification or removal of a director or otherwise, may be filled by election at an annual or special meeting of shareholders called for that purpose, or by the affirmative vote of a majority of the remaining directors then in office, even though there is less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of their predecessor in office.

    Section 3.7 CHAIRMAN OF THE BOARD OF DIRECTORS. The chairman of the board of directors shall preside at all meetings of the shareholders and of the board of directors at which they are present. The chairman shall have such further powers and perform such duties as are incident to their office or as may be granted to or required of them by the board of directors or by these bylaws including the following:

(1)	Provide leadership to the board
(2)	Assist the board in the discharge of its duties
(3)	Together with the CEO and with input from the other directors, determine the agenda and structure for board and shareholders’ meetings
(4)	Act as liaison between the board and management
(5)	Undertake to see that the corporation develops and implements effective corporate governance principles and procedures
(6)	Oversee the development and implementation of an effective corporate strategy
Recommend the proper committee structure including assignments of members and committee chairmen

    Section 3.8. MEETINGS OF DIRECTORS. An annual meeting of directors shall be held immediately and without notice after and at the place of the annual meeting of shareholders. Other regular meetings of the directors may be held at such times and places within or outside Colorado as the directors may fix by resolution.

Special meetings of the Board of Directors may be called by the President, the Chairman of the Board, the Secretary, or a majority of the Board of Directors.

    Section 3.9. MEETINGS BY TELECOMMUNICATION. The Board of Directors may permit any or all directors to participate in all or any part of a meeting by means of telecommunication or any means of communication by which all directors participating in the meeting are able to hear each other during the meeting.

    Section 3.10. NOTICE OF DIRECTORS’ MEETINGS. Regular meetings of the Board of Directors may be held without notice of the date, time, place (if any), or purpose of the meeting. All special meetings of the Board of Directors shall be held upon not less than two days’ notice. Such notice shall state:

(a) the time and date of the meeting;
(b) the place of the meeting, if any;
(c) the means of any telecommunication by which directors may participate at the meeting; and
(d) the business to be transacted at the meeting or the purpose or purposes for which the meeting is called if the meeting is a special meeting.

The Corporation or person calling the meeting shall give notice to each director (x) in person, (y) by facsimile transmission or email if consented to by the director; or (z) by mail or private carrier.

    Section 3.11. WAIVER OF NOTICE. Any director entitled to notice of a meeting may sign a written waiver of notice either before or after the time of the meeting. A director’s attendance at any meeting shall constitute a waiver of notice of the meeting, except when the director objects:

(a) at the beginning of the meeting (or promptly on late arrival) to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting; or
(b) to transacting business with respect to the purpose for which special notice was required and does not thereafter vote for or assent to action taken at the meeting with respect to such purpose.

An electronic or other transmission capable of authentication that appears to have been sent by a person described in this section and that contains a waiver by that person is a writing for the purposes of this section.

    Section 3.12. QUORUM AND ACTION OF DIRECTORS. A majority of the directors as fixed in these Bylaws shall constitute a quorum for the transaction of business. The act of a majority of the directors present at a meeting at which a quorum is present at the time of the act shall be the act of the Board of Directors, unless the vote of a greater number is required by the BCA or these Bylaws.

The directors at a meeting for which a quorum is not present may adjourn the meeting until a time and place as may be determined by a vote of the directors present at that meeting. When a meeting is adjourned, it shall not be necessary to give any notice of the adjourned meeting, or of the business to be transacted at the adjourned meeting, other than by announcement at the meeting at which the adjournment is taken.

    Section 3.13. COMPENSATION. By resolution of the Board of Directors, each independent director may be paid compensation and be reimbursed for expenses for attendance at board and corporate meetings and may receive additional compensation for other services to the corporation.

    Section 3.14. ACTION BY DIRECTORS WITHOUT A MEETING. Unless otherwise provided in these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if all of the directors in office, or all of the committee members then appointed, consent to such action in writing.

    Section 3.15. COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors, by resolution adopted by a majority, may designate one or more directors to constitute one or more committees, to exercise the authority of the Board of Directors to the extent provided in the resolution establishing the committee and permitted by law. A committee of the Board of Directors does not have the authority to:

(a) authorize distributions;
(b) approve or propose to shareholders any action that the BCA requires to be approved by shareholders;
(c) fill vacancies on the Board of Directors or on any of its committees;
(d) amend the Articles of Incorporation;
(e) adopt, amend, or repeal bylaws;
(f) approve a plan of conversion or merger not requiring shareholder approval;
(g) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or
(h) authorize or approve the issuance or sale of shares, or a contract for the sale of shares, or determine the relative rights, preferences and limitations of a class or series of shares, unless the Board of Directors authorizes a committee or an officer to do so within specifically prescribed limits.

The designation of a committee of the Board of Directors and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

ARTICLE IV
OFFICERS

    Section 4.1. POSITIONS AND ELECTION. The officers of the Corporation shall be elected by the Board of Directors and shall be a Chief Executive Officer, President, a Secretary, a Treasurer, and any other officers, including assistant officers and agents, as may be deemed necessary by the Board of Directors. The Board of Directors may authorize an officer to appoint one or more officers or assistant officers. Any two or more offices may be held by the same person.

Each officer shall serve until a successor is elected and qualified or until the death, resignation or removal of that officer. Vacancies or new offices shall be filled at the next regular or special meeting of the Board of Directors. Election or appointment of an officer or agent shall not of itself create contract rights.

    Section 4.2. REMOVAL AND RESIGNATION. Any officer elected or appointed by the Board of Directors may be removed with or without cause by the affirmative vote of the majority of the Board of Directors at any regular or special meeting. Any officer or assistant officer appointed by an authorized officer may be removed at any time with or without cause by any officer with authority to appoint such officer or assistant officer. Removal shall be without prejudice to the contract rights, if any, of the officer so removed.

Any officer may resign at any time by delivering notice in writing or by electronic transmission to the Secretary of the Corporation. Resignation is effective when the notice is delivered unless the notice provides a later effective date. Any vacancies may be filled in accordance with Section 4.1 of these Bylaws.

    Section 4.3. POWERS AND DUTIES OF OFFICERS. The powers and duties of the officers of the Corporation shall be as provided from time to time by resolution of the Board of Directors or by direction of an officer authorized by the Board of Directors to prescribe the duties of other officers. In the absence of such resolution, the respective officers shall have the powers and shall discharge the duties described herewith:

Chief Executive Officer—The chief executive officer is the most senior officer of the corporation and shall have all power and authority implied by that position. They shall have, subject only to direction of the board of directors, supervision and final authority over all other officers except the chairman, and all of the business, property, affairs and policies of the corporation. In the absence of authority granting the power to another officer, the chief executive officer may vote any shares of another corporation which are owned by this corporation. The chief executive officer shall preside at all meetings of the shareholders and of the board of directors when the chairman is not present. Subject to the oversight and supervision of the board of directors, the chief executive officer shall supervise and control the management of the corporation in accordance with these bylaws. Unless another officer is specifically authorized to do so, they may sign and execute all authorized bonds, certificates for shares, contracts, checks or other obligations in the name of the corporation. All other officers of the corporation, except the chairman, shall report to the chief executive officer from time to time, and shall be subject to supervision by the chief executive officer. The chief executive officer shall have general charge of the operation of the business of the corporation including finance and stockholder relations. In general, the chief executive officer shall perform all duties incident to the office and such other duties as may be prescribed by the board of directors from time to time.

President—Subject to the oversight and supervision of the chief executive officer and the board of directors, and to other provisions of these bylaws, the president shall have general charge of the operation of the business of the corporation. Unless another officer is specifically authorized to do so, the president may sign and execute all authorized bonds, certificates for shares, contracts, checks or other obligations in the name of the corporation. they shall do and perform such other duties as from time to time may be assigned to them by the chief executive officer. The president reports to the chief executive officer. they shall keep the chief executive officer and the board of directors fully informed and shall freely consult with them concerning the business of the corporation in their charge.

Secretary—The secretary shall: (i) keep the minutes of the proceedings of the shareholders and of the board of directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (iii) be custodian of the corporate records and of any seal of the corporation and if there is a seal of the corporation, see that it is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (iv) when requested or required, authenticate any records of the corporation; (v) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (vi) sign with the chief executive officer or the president certificates for shares of the corporation the issuance of which shall have been authorized by resolution of the board of directors; (vii) have general charge of the stock transfer books of the corporation; and (viii) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to the secretary by the chief executive officer or by the board of directors.

Treasurer—The treasurer shall: (i) have charge and custody of and be responsible for all funds and securities of the corporation; (ii) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositories as shall be selected by the board of directors; and (iii) in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned by the chief executive officer or by the board of directors. If required by the board of directors, and at company expense, the treasurer shall give a bond for the faithful discharge of duties in such sum and with such surety or sureties as the board of directors shall determine.

ARTICLE V
INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Section 5.1. INDEMNIFICATION FOR SUCCESSFUL DEFENSE OF PROCEEDINGS. The Corporation shall indemnify any director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which they were a party by reason of the fact that they are or were a director of the Corporation, against reasonable expenses (including counsel fees) incurred by them in connection with the proceeding.

Section 5.2. ADVANCE EXPENSES FOR DIRECTORS. If a determination is made, following the procedures of C.R.S. 7-109-106(2), that the director has met the following requirements; and if an authorization of payment is made, following the procedures and standards set forth in C.R.S. 7-109-106(1), the corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

(1)	The director furnishes the corporation a written affirmation of his good faith belief that he has met the standard of conduct described in 5.1;
(2)
The director furnishes the corporation a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet the standard of conduct (which undertaking must be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment); and

(3)	A determination is made that the facts then known to those making the determination would not preclude indemnification under 5.1.

    Section 5.3. INDEMNIFICATION FOR OTHER PROCEEDINGS. The Corporation may, to the fullest extent permitted by law, indemnify each person who may serve or who has served at any time as a director, officer, employee, fiduciary or agent of the Corporation or of any of its subsidiaries, or who at the request of the Corporation may serve or at any time has served as a director, officer, employee, fiduciary or agent, or in a similar capacity with, another organization or any employee benefit plan, against all expenses and liabilities, including counsel fees, reasonably incurred by or imposed upon such person in connection with any proceeding in which they may become involved by reason of their serving or having served in such capacity.

The indemnification provided hereunder shall inure to the benefit of the heirs, executors and administrators of a director, officer or other person entitled to indemnification hereunder.

ARTICLE VI
SHARE CERTIFICATES AND TRANSFER

    Section 6.1. CERTIFICATES REPRESENTING SHARES. Shares of the Corporation may be certificated or uncertificated. Certificates representing shares of the Corporation shall include:

(a) the name of the Corporation and that it is organized under the laws of the State of Colorado;
(b) the name of the person to whom issued;
(c) the number and class of shares and the designation of the series, if any, which the certificate represents; and
(d) a conspicuous statement setting forth restrictions on the transfer of the shares, if any.

No share shall be issued until the consideration therefor, fixed as provided by law, has been fully paid.

The Corporation shall, within a reasonable time after the issuance or transfer of uncertificated shares, send to the registered owner of uncertificated shares a written notice containing the information required to be set forth or stated on certificates pursuant to the BCA. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

    Section 6.2. TRANSFERS OF SHARES. Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of shares shall be made on the books of the Corporation only by the holder of record thereof, by such person’s attorney lawfully made in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of shares shall be valid as against the Corporation for any purpose until it shall have been entered in the share records of the Corporation by an entry showing from and to whom the shares were transferred.

    Section 6.3 RESTRICTIONS ON TRANSFER OF SHARES PERMITTED. The board of directors (or shareholders) may impose restrictions on the transfer or registration of transfer of shares (including any security convertible into or carrying a right to subscribe for or acquire shares). A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction.

A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section and its existence is noted conspicuously on the front or back of the certificate, or if uncertificated shares, the corporation has sent the holder a written statement of information regarding the restrictions on transfer required on certificates by Colorado law. Unless so noted or the holder is so notified, a restriction is not enforceable against a person without knowledge of the restriction.

    Section 6.4. REGISTERED SHAREHOLDERS. Subject to Section 2.11 of these Bylaws, the Corporation may treat the holder of record of any shares issued by the Corporation as the holder in fact thereof, for purposes of voting those shares, receiving distributions thereon or notices in respect thereof, transferring those shares, exercising rights of dissent with respect to those shares, exercising or waiving any preemptive right with respect to those shares, entering into agreements with respect to those shares in accordance with the laws of Colorado, or giving proxies with respect to those shares.

Neither the Corporation nor any of its officers, directors, employees, or agents shall be liable for regarding that person as the owner of those shares at that time for those purposes, regardless of whether that person possesses a certificate for those shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express notice thereof, except as otherwise provided by law.

    Section 6.5. LOST OR REPLACEMENT CERTIFICATES. The Corporation may issue a new certificate for its shares in place of any certificate theretofore issued and alleged by its owner of record or such owner’s authorized representative to have been lost, stolen, or destroyed if the Corporation, transfer agent, or registrar is not on notice that such certificate has been acquired by a bona fide purchaser. A replacement certificate may be issued upon such owner’s or representative’s compliance with all of the following conditions:

(a) the owner shall file with the Secretary of the Corporation and the transfer agent or the registrar, if any, a request for the issuance of a new certificate, together with an affidavit in form satisfactory to the Secretary and transfer agent or registrar, if any, setting forth the time, place, and circumstances of the loss;
(b) the owner also shall file with the Secretary and the transfer agent or the registrar, if any, a bond with good and sufficient security acceptable to the Secretary and the transfer agent or the registrar, if any, conditioned to indemnify and save harmless the Corporation and the transfer agent or the registrar, if any, from any and all damage, liability, and expense of every nature whatsoever resulting from the Corporation, the transfer agent, or the registrar issuing a new certificate in place of the one alleged to have been lost, stolen, or destroyed; and
(c) the owner shall comply with such other reasonable requirements as the Chairman of the Board, the President, the Secretary, or the Board of Directors and the transfer agent or the registrar, if any, shall deem appropriate under the circumstances.

A new certificate may be issued in lieu of any certificate previously issued that has become defaced or mutilated upon surrender for cancellation of a part of the old certificate sufficient, in the opinion of the Secretary and the transfer agent or the registrar, if any, to identify the owner of the defaced or mutilated certificate, the number of shares represented thereby, and the number of the certificate and its authenticity and to protect the Corporation and the transfer agent or the registrar against loss or liability. When sufficient identification for such defaced or mutilated certificate is lacking, a new certificate may be issued upon compliance with all of the conditions set forth in this Section in connection with the replacement of lost, stolen, or destroyed certificates.

    Section 6.6. USE OF TRANSFER AGENT ALLOWED. The Board of Directors may appoint one or more transfer agents and one or more registrars of transfers and may require all stock certificates to be signed or countersigned by the transfer agent and registered by the registrar of transfers.
ARTICLE VII
DISTRIBUTIONS

    Section 7.1. DECLARATION. The Board of Directors may authorize, and the Corporation may make, distributions to its shareholders in cash, property, or shares of the Corporation to the extent permitted by the Articles of Incorporation, and the BCA.

    Section 7.2. RECORD DATE FOR DIVIDENDS AND DISTRIBUTIONS. For the purpose of determining shareholders entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the Board of Directors of the Corporation may, at the time of declaring the dividend or distribution, set a date no more than sixty (60) days prior to the date of the dividend or distribution. If no record date is fixed for the determination of shareholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the record date shall be the date on which the resolution of the Board of Directors declaring the distribution or share dividend is adopted.

ARTICLE VIII
GENERAL PROVISIONS

    Section 8.1. SEAL. The Corporation may adopt a corporate seal in a form approved by the Board of Directors. The Corporation shall not be required to use the corporate seal and the lack of the corporate seal shall not affect an otherwise valid contract or other instrument executed by the Corporation.

    Section 8.2. CHECKS, DRAFTS, ETC. All checks, drafts or other instruments for payment of money or notes of the Corporation shall be signed by an officer or officers or any other person or persons as shall be determined from time to time by resolution of the Board of Directors.

    Section 8.3. FISCAL YEAR. The fiscal year of the Corporation shall be as determined by the Board of Directors.

    Section 8.4. CONFLICT WITH APPLICABLE LAW OR ARTICLES OF INCORPORATION. These Bylaws are adopted subject to any applicable law and the Articles of Incorporation. Whenever these Bylaws may conflict with any applicable law or the Articles of Incorporation, such conflict shall be resolved in favor of such law or the Articles of Incorporation.

    Section 8.5. INVALID PROVISIONS. If any one or more of the provisions of these Bylaws, or the applicability of any provision to a specific situation, shall be held invalid or unenforceable, the provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of these Bylaws and all other applications of any provision shall not be affected thereby.

 Section 8.6. EMERGENCY BYLAWS. The Board of Directors may adopt emergency bylaws, subject to repeal or change by action of the shareholders, which shall be operative during any emergency in the conduct of the business of the Corporation. For the purposes of this Section, an emergency arises when a quorum of the Board of Directors cannot readily be obtained because of some catastrophic event.
Emergency bylaws may contain any provisions necessary for managing the Corporation during the emergency, including provisions that:

(a) a meeting of the Board of Directors may be called by any officer or director in such manner and under such conditions as shall be prescribed in the emergency bylaws.
(b) The director(s) in attendance at the meeting, or any greater number fixed by the emergency bylaws, shall constitute a quorum.
(c) The officers or other persons designated in a list approved by the Board of Directors before the emergency shall, to the extent required to provide a quorum at any meeting of the board, be deemed directors for such meeting.

Before or during any such emergency, the Board of Directors may:

(a) Designate lines of succession in the event that, during such an emergency, any or all officers or agents of the Corporation shall be rendered incapable of discharging their duties.
(b) Change the head office or designate several alternative head offices or regional offices, or authorize the officers so to do, said change or designation to be effective during the emergency.

Unless otherwise provided in the emergency bylaws, during any such emergency:

(x) Notice of a meeting of the Board of Directors need be given only to such of the directors as it may be feasible to reach at the time and by such means as may be feasible at the time.
(y) To the extent required to constitute a quorum at a meeting of the Board of Directors, the officers of the corporation who are present shall be deemed, in order of rank and within the same rank in order of seniority, directors for such meeting.

To the extent not inconsistent with the emergency bylaws so adopted, the Bylaws of the corporation shall remain in effect during any such emergency and upon its termination, the emergency bylaws shall cease to be operative.

No officer, director, or employee acting in accordance with the emergency bylaws shall be liable except for willful misconduct. No officer, director, or employee shall be liable for any action taken by them in good faith in such an emergency in furtherance of the ordinary business affairs of the Corporation even though not authorized by the bylaws then in effect.

    Section 8.7 FORUM. Unless the corporation consents in writing to the selection of an alternative forum, the federal district court in Colorado for the district in which the Corporation has its primary place of business shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's shareholders, (c) any action asserting a claim arising pursuant to any provision of the Colorado Business Corporation Act, the Colorado Corporations and Associations Act, the Articles of Incorporation, or the Bylaws of the Corporation or (d) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said court[s] having personal jurisdiction over the indispensable parties named as defendants therein. If the federal court specified does not have jurisdiction, the sole and exclusive form will be the Colorado state district court for Denver County.

ARTICLE IX
AMENDMENT OF BYLAWS

    Section 9.1. SHAREHOLDERS. The shareholders shall have the power to adopt, amend, repeal, or otherwise alter these Bylaws.

    Section 9.2. BOARD OF DIRECTORS. The Board of Directors may also make, amend, or repeal, subject to any provision of the BCA, the Articles of Incorporation, or a bylaw adopted by the shareholders that reserves the power exclusively to the shareholders or otherwise restricts the authority of the Board of Directors.